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                                                                  EXHIBIT 10.16


                                PROMISSORY NOTE

$1,082,648.75                                                     MARCH 31, 1999


         FOR VALUE RECEIVED, the undersigned, Collegiate Pacific, Inc. a corporation, ("Maker"), hereby unconditionally promises to pay to the order of Mike Blumenfeld, ("Payee"), at Dallas, Texas, the unpaid principal sum of $1,082,648.75, in lawful money of the United States of America, together with interest on the principal balance from day-to-day remaining, computed from the date hereof until payment at the rate of 12% per annum, calculated monthly, on the basis of a twelve month year, based on the principal balance at the beginning of each month.

         1. PAYMENT. The principal of and interest on this note will be due and payable on April 10, 2001.

         2. WAIVERS. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Maker.

         3. EVENTS OF DEFAULT. An "Event of Default" will exist hereunder if any one or more of the following events occurs and is continuing:

              (A) Maker fails to pay when due, any principal of, or interest on, this note and such failure continues for 10 days after notice thereof by Maker from Payee.

              (B) Maker applies for or consents to the appointment of a receiver, trustee, custodian, intervenor, or liquidator of Maker or of all or a substantial part of its assets, (ii) files a voluntary petition in bankruptcy, admits in writing that it is unable to pay its debts as they become due or generally does not pay its debts as they become due, (iii) makes a general assignment for the benefit of creditors, (iv) files a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy or insolvency laws, (v) files an answer admitting the material allegations of, or consents to, or defaults in answering, a petition filed against it in any bankruptcy, reorganization or insolvency proceeding, or (vi) takes corporate action for the purpose of effecting any of the foregoing; or

              (C) an involuntary petition or complaint is filed against Maker seeking bankruptcy or reorganization or the appointment of a receiver, custodian, trustee, intervenor, or liquidator of Maker, or of all or substantially all of its assets, and such petition or complaint is not dismissed within (30) days of the filing thereof; or an order, order for relief, judgement or decree is entered by any court of competent


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              jurisdiction or other competent authority approving a petition or complaint seeking reorganization of Maker or appointing a receiver, custodian, trustee, intervenor, or liquidator of Maker, or of all or substantially all of is assets.

         4. REMEDIES. Upon the occurrence of any Event of Default, the holder hereof may, at its option, declare the entire unpaid balance of principal and accrued interest on this note to be immediately due and payable; provided that upon the occurrence of any of the Events of Default described in Sections 3(B) or (C) above, the entire unpaid balance of principal and accrued interest on this note will, without any action by Payee, immediately become due and payable without demand for payment, presentment, protest an non-payment, or other notice of default, notice of acceleration and intention to accelerae or any other notice, all of which are expressly waived by Maker.

         5. PREPAYMENTS. Maker reserves the right to prepay the outstanding principal balance of this note, in whole or in part, at any time and from time to time without premium or penalty.

         6. COLLECTION. If this note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings at law or in equity or in bankruptcy, receivership or other court proceedings, Maker promises to pay all costs and expenses of collection including, but not limited to, court costs and the reasonable attorneys' fees of the holder hereof.


                                        COLLEGIATE PACIFIC, INC.


                                        By:  /s/ MIKE BLUMENFELD
                                             ----------------------------
                                              Mike Blumenfeld
                                              President